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                                   EXHIBIT 5

                              FORM OF APPLICATION
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CANADA LIFE                                                    TRILLIUM ADVISOR
INSURANCE COMPANY OF AMERICA                                    APPLICATION FOR
P.O. Box 105662                     FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY
Atlanta, GA  30348-5662          (FOR ALL STATES EXCEPT AZ, AR, CO, FL, KY, NJ,
(800) 905-1858                    NY, OH, OR, PA AND WA)
=====================================  =========================================
1.  Owner's (Applicants)                 4. Annultants (if different from Owner)
=====================================  =========================================
Name*________________________________   ========================================
     First     Middle     Last          Name____________________________________
                                             First        Middle      Last
Address______________________________
        Street                          Address_________________________________
_____________________________________           Street
     City      State      Zip           ________________________________________
                                                City      State       Zip
Sex [_]M  [_]F [_]Other                 Sex [_]M [_]F
Date of Birth _______________________
                Month   Day   Year      Date of Birth___________________________
                                                        Month    Day    Year
Daytime Phone Number (  )____________
                                        __ __ __ __ __ __ __ __ __
__ __ __ __ __ __ __ __ __                Social Security Number
Social Security Number     or
__ __ __ __ __ __ __ __ __              =====================================
     Tax ID Number                      Joint-Annultant (Optional)
Client Brokerage Acct.:#
(If applicable)______________________   Name____________________________________
=====================================        First        Middle      Last
Joint Owner (Optional)
Name_________________________________   Sex [_]M [_]F
     First     Middle     Last          Date of Birth___________________________
Sex [_]M  [_]F [_]Other                                 Month    Day    Year
Date of Birth _______________________
                Month   Day   Year
                                        __ __ __ __ __ __ __ __ __
__ __ __ __ __ __ __ __ __                Social Security Number
Social Security Number     or
                                       =========================================
__ __ __ __ __ __ __ __ __              5.  My Investment
     Tax ID Number                     =========================================
                                       Allocate payment with application of
=====================================  $__________ as indicated below (MUST
2.  Benefactors                        TOTAL 100%)
=====================================
Enclose signed letter if more infor-   ____% Cash Management            (21)
mation is required.                    ____% Bond                       (23)
                                       ____% Capital                    (25)
1.  Name_____________________________  ____% Communic. & Inform.        (27)
     First     Middle     Last         ____% Global Smaller Cus.        (29)
__ __ __ __ __ __ __ __ __             ____% High Yield Bond            (42)
Social Security Number     or          ____% Small-Cap Value            (44)
                                       ____% Income                     (22)
__ __ __ __ __ __ __ __ __             ____% Common Stock               (24)
     Tax ID Number                     ____% International              (26)
Relationship_________________________  ____% Global Growth Oppor.       (28)
Percentage____________%                ____% Frontier                   (41)
                                       ____% Global Technology          (43)
2.  Name____________________________   ____% Large-Cap Value            (45)
     First     Middle     Last         ____% Large-Cap Growth           (46)
__ __ __ __ __ __ __ __ __
Social Security Number     or          [ ]Check here if you are using Seligman
                                          Time Horizon Matrix/tm/. If so, PLEASE
__ __ __ __ __ __ __ __ __                LEAVE INVESTMENT ALLOCATIONS BLANK IN
     Tax ID Number                        THIS SECTION AND ATTACH TIME HORIZON
Relationship_________________________     MATRIX/tm/ ELECTION FORM.
Percentage____________%
====================================   ________________________________________
Contingent Beneficiary                 Fixed Account Options (May not be
                                       available in all states)
Name*_______________________________   ____% 1 Yr. (301)  ____% 5 Yr. (305)
     First     Middle     Last         ____% 3 Yr. (303)  ____% 7 Yr. (307)
                                       ____% 10 Yr.(310)
__ __ __ __ __ __ __ __ __             _________________________________________
Social Security Number     or          =========================================
                                       6. Pre Authorized Check (PAC)
__ __ __ __ __ __ __ __ __             =========================================
     Tax ID Number                     I authorized the Company to collect
Relationship_________________________  $______ (MINIMUM) $100/$50-IRA)
Percentage____________%                starting on _______________ by initiating
====================================   electronic debit entries to my account.
3.  Type of Account (Must be           Select One: [_] Checking (attached voided
    Completed)                                         check)
====================================               [_] Savings (attach deposit
IRA:  [_] Traditional                                  slip)
      [_] Roth                         If start date is not indicated, this
      [_] Simple                       option will commence 30 days from issue
      [_] SEP                          date. The option is not available on the
IRA Transfer/Rollover?                 29th, 30th or 31st day of each month.
[_]Yes [_]No  IRA Tax Year is_______   =========================================
[_]401(k) [_]457 [_]Non-Qualified      7. Replacement
[_]403(b) [_]Keogh (HR-1Q) [_]Other    =========================================
______________                         Will this Annuity replace or change any
                                       other insurance or annuity?
                                       [ ]No  [ ]Yes - Company_________________
                                       Policy No.__________ (Pleas attach
*Unless subsequently changed in        replacement forms.)
accordance with terms of Policy        ========================================
issued.                                8. For Agents Only
                                       ========================================
                                       Questions? Contact either your broker/
                                       dealer or Canada Life at (800) 905-1959.

                                       [_] Option A (No Trail)
                                       [_] Option B (Trail)
                                       [_] Option C (Trail)
                                       [_] Option D (Trail)








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9. Service Option

BY INITIALING THE BOX(ES) IN THIS SECTION, I/WE HEREBY AUTHORIZE THE COMPANY TO INITIATE THE OPTION(S) INDICATED. I/WE UNDERSTAND AND AGREE TO ANY AUTHORIZATION AS FOLLOWS 1) ONLY APPLIES TO THE POLICY APPLIED FOR AND SEPARATE AUTHORIZATION MUST BE COMPLETED FOR ANY POLICIES. 2) WILL CONTINUE IN EFFECT UNTIL THE COMPANY RECEIVES WRITTEN REVOCATION FROM ME/US OR THE COMPANY DISCONTINUES THE OPTIONS(S).

I/WE WILL CONSULT THE CURRENT PROSPECTUS FOR MORE DETAILS ON THE SERVICE OPTIONS BELOW, SUCH AS THE MINIMUMS AND MAXIMUMS.

================================================================================
================================================================================
[       ] Telephone Transfer Authorization

I/We authorize the Company to act on transfer instructions given by telephone from any person who can furnish identification. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability, or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization. I/We accept and will comply with the procedures established by the Company from time to time.
================================================================================
================================================================================
[       ] Dollar Cost Averaging*

I/We hereby authorize the Company to automatically transfer, on a periodic basis, amounts for regular level investments over time, from one sub-account or the 1 year Fixed Account shown on this form, to any of the other sub-accounts or Fixed Accounts specified on this form.

Transfer $              From                    Start Date
           ------------      ------------------            ---------------------

Stop Date               or Number of Transfers                         on a
          -------------                        -----------------------


[ ] Monthly     [ ] Quarterly     [ ] Semi-Annually       [ ] Annually


Transfer above amount to (please use numeric codes listed in Section 5):

----------           ----------             ----------          ----------
----------           ----------             ----------          ----------
----------           ----------             ----------          ----------
================================================================================
================================================================================
[       ] Systematic Withdrawal Privilege (SWP)*

I/We hereby authorize the Company to initiate withdrawals from my Policy via Electronic Funds Transfer, as indicated below.

Select One: [ ] Checking (attach voided check) [ ] Savings (attach deposit slip)

Withdrawal: [ ] Maximum amount allowed without incurring a Surrender
Charge, or $                 , to start on                /          /
             ---------------               -------------------------------------
                                                Month         Day        Year

Withdrawal From (please use numeric codes listed in Section 6):

----------           ----------             ----------          ----------
----------           ----------             ----------          ----------
----------           ----------             ----------          ----------
----------           ----------             ----------          ----------

Frequency of Withdrawal:[ ] Monthly [ ] Quarterly [ ] Semi-Annually [ ] Annually

Please [ ] Withhold [ ] Do Not Withhold Federal Income Taxes. (If left blank, 10% of federal taxes will be automatically withheld).

NOTE: WITHDRAWALS FROM THE 3, 5, 7, AND 10 YEAR FIXED ACCOUNTS WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT.
================================================================================
================================================================================
[       ] Portfolio Rebalancing*

I/We hereby authorize the Company to provide portfolio rebalancing services as indicated below:

Frequency of Rebalancing: [ ] Quarterly  [ ] Semi-Annually  [ ] Annually

10. Remarks

11. Signatures

Statement of Applicant: To the best of my knowledge and belief of the person(s) signing below, all statements in this Application are true and correctly worded. Each person signing below adopts all statements made in this Application and agrees to be bound by them. It is agreed that the Policy will not take effect until the later of: 1) the Policy is issued; or 2) we receive at our Administrative Office the first premium required under the Policy. No agent or registered representative can modify this agreement or waive any of the Company's rights or requirements. I/We acknowledge receipt of the effective prospectus(es) for the Policy. 3) I/We certify that the number shown on this form is my/our Social Security # or Taxpayer ID#. 4) The Policy I/We have applied for is suitable for my/our insurance investment objectives, financial situation, and needs.

I/WE UNDERSTAND THAT ALL ACCUMULATION BENEFITS AND VALUES PROVIDED BY THE VARIABLE ACCOUNT MAY INCREASE OR DECREASE DAILY DEPENDING ON INVESTMENT PERFORMANCE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

I/WE FURTHER UNDERSTAND THAT AMOUNTS TRANSFERRED, WITHDRAWN OR SURRENDERED UNDER THIS POLICY FROM THE 3,5,7 AND 10 YEAR FIXED ACCOUNTS MAY INCREASE OR DECREASE IN ACCORDANCE WITH A MARKET VALUE ADJUSTMENT DURING THE TERM PERIOD SPECIFIED IN THIS POLICY, SUBJECT TO THE MINIMUM VALUES DEFINED IN THIS POLICY.
[ ] I/We request the Statement of Additional Information


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Signed in (State)       Date Signed          Signature of         Signature of
                                            Owner/Applicant        Joint Owner


--------------------------------------------------------------------------------
Signature of                                 Signature of         Signature of
Applicant (if different                   Joint-Applicant (if    Irrevocable
from owner)                              different from Owner)   Beneficiary
                                                                (if designated)

Statement of Agent: I certify that 1) the applicant signed this Application; 2) I am authorized and qualified to discuss the Policy herein applied for; and 3) to the best of my knowledge replacement [ ] is [ ] is not involved.

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Print Registered     Name of Firm                               Date Signed
Representative/Agent
Name

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Signature of Agent   Branch Address (if designated)

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Agent Number         State License ID Number Agent Phone Number Agent Fax Number

* If start date is not indicated, this option will commence 30 days from issue date. This option is not available on the 29th, 30th, or 31st day of each month.